UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 18, 2016

TrueCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 200
Santa Monica, California 90401
(Address of principal executive offices, including zip code)

(800) 200-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2016, the Compensation Committee of TrueCar, Inc.'s (the "Company") Board of Directors approved a discretionary bonus of $90,000 to Michael Guthrie, the Company's Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUECAR, INC.

By:	/s/ Jeff Swart
Jeff Swart
General Counsel

Date:  November 18, 2016

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